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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70752


SUPPLEMENT DATED OCTOBER 1, 2003 TO THE PROSPECTUS DATED MARCH 1, 2003 FOR:

     o    AXA PREMIER FUNDS TRUST

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This Supplement updates certain information contained in the Prospectus dated
March 1, 2003, of AXA Premier Funds Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.


                           AXA PREMIER TECHNOLOGY FUND

The information provided below replaces the information regarding the portfolio managers (including their business experience) of Alliance Capital Management L.P. ("Alliance Capital"), one of the sub-advisers of AXA Premier Technology Fund, located in the table under the headings "Sub-Adviser(s) and Portfolio Manager(s)" and "Business Experience" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

     Janet Walsh is the portfolio manager for the portion of the fund allocated to Alliance Capital. Ms. Walsh, a Senior Vice President and Portfolio Manager of Alliance Capital, has been associated with Alliance Capital since 1996.